UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                               FORM 8-K


                            CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934


                            MARCH 6, 1998
          (Date of Report [Date of earliest event reported]:)

                   FIRST OF AMERICA BANK CORPORATION
          (Exact name of registrant as specified in charter)

                               MICHIGAN
   (State or other jurisdiction of incorporation or organization)

                                1-10534
                         (Commission File No.)

                              38-1971791
                 (I.R.S. Employer Identification No.)

                          211 S. ROSE STREET
                          KALAMAZOO, MICHIGAN
               (Address of principal executive offices)

                                 49007
                              (Zip Code)

                            (616) 376-9000
         (Registrant's telephone number, including area code)

                            NOT APPLICABLE
         (Former name, former address and former fiscal year,
                    if changed since last report.)




Item 5. Other Events


      On March 5, 1998, National City Corporation (National
      City) announced that its proposed merger with First of America Bank Corporation (First of America) had been approved by the Board of Governors of the Federal
      Reserve System, the remaining state regulatory approvals were expected shortly, the prospectus and joint proxy statement covering the transaction had been mailed to National City and First of America shareholders, and assuming that all anticipated approvals are received on or before March 30, 1998, the closing date for the merger will be March 31, 1998. The news release also indicated that First of America shareholders will be eligible for the upcoming National City cash dividend rather than the previously declared First of America dividend. The text of National City's news release making the announcement is filed herewith as an exhibit.

Item 7.  Financial Statements and Exhibits

(99)  News Release dated March 5, 1998.






                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, First of America has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                             FIRST OF AMERICA BANK CORPORATION
                                        REGISTRANT





Date: March 6, 1998       /S/ THOMAS W. LAMBERT
                              Thomas W. Lambert
                              Executive Vice President and Chief
                              Financial Officer
                              (Principal Financial and
                              Accounting Officer)